Exhibit 10.30

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of January 31, 2007 (this “First Amendment”), is by and among International Coal Group, Inc., a Delaware corporation (“Holdings”), ICG, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Holdings (“Borrower”) and the Lenders (as defined below) party hereto, and is with respect to the Second Amended and Restated Credit Agreement, dated as of June 23, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Borrower, the Guarantors party thereto, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. and CIT Capital USA Inc., as Co-Syndication Agents, Bank of America, N.A. and Wachovia Bank, N.A., as Co-Documentation Agents, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Issuing Banks, UBS Loan Finance LLC, as Swingline Lender and UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent. Capitalized terms used but not defined in this First Amendment have the meanings given to such terms in the Credit Agreement.

RECITALS

WHEREAS, Borrower wishes to make certain amendments to the Credit Agreement, as more particularly described in Article I of this First Amendment; and

WHEREAS, the Lenders party hereto are willing to agree to such amendments on the terms and subject to the conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

AMENDMENTS TO CREDIT AGREEMENT

Section 1.01 Amendments Related to Additional Revolving Commitments.

(a) The following terms are added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

“First Amendment” shall mean the First Amendment to this Agreement, dated as of January 31, 2007.

“First Amendment Effective Date” shall mean the date on which of each of the conditions set forth in Article II of the First Amendment has been either satisfied or waived.

(b) Subparts (a), (e) and (f) of the definition of “Consolidated EBITDA” are deleted in their entirety and replaced respectively with the following:

(a) Consolidated Interest Expense for such period plus to the extent directly related to the Transactions, amortization of debt issuance costs, debt discount or premium and other financing fees and expenses,

(e) the aggregate amount of charges reducing Consolidated Net Income that are directly incurred in connection with (i) the Sago Mine Incident (not to exceed $15.2 million) and (ii) the Viper Mine Incident (not to exceed $3.5 million); provided that such charges shall not be included in Consolidated EBITDA for the purposes of determining the Applicable Margin or the Commitment Fee pursuant to Annex I,

(f) for any twelve-month period following the twelve-month period in which the Sago Mine Incident and/or the Viper Mine Incident occurred, the aggregate amount of any extraordinary, non-recurring charges, as certified by a Financial Officer of Borrower (not to exceed $10.0 million in any twelve-month period); provided that such extraordinary, non-recurring charges shall not be included in Consolidated EBITDA for the purposes of determining the Applicable Margin or the Commitment Fee pursuant to Annex I,

(c) Paragraph (x) of the definition of “Permitted Acquisitions” is deleted in its entirety and replaced with the following:

(x) after giving effect to such transaction, the aggregate Acquisition Consideration for all Permitted Acquisitions shall not (A) at any time prior to January 1, 2009, exceed $50.0 million or (B) at any time on or after January 1, 2009, exceed $150.0 million (exclusive in the case of both (A) and (B) of any amounts financed by Excluded Issuances); provided that, in each case, any Equity Interests constituting all or a portion of such Acquisition Consideration shall not have a cash dividend requirement on or prior to the Revolving Maturity Date; and

(d) Sections 6.01(e)(i)(i) and (g) of the Credit Agreement are deleted in their entirety and replaced respectively with the following:

(e)(i)(i) such Indebtedness (other than any Indebtedness incurred pursuant to this section relating to the financing (or refinancing) of the Borrower’s headquarters in Scotts Depot, West Virginia) is incurred before or within 180 days after such acquisition or the completion of such construction or improvement,

(g) Indebtedness in respect of bid, performance, surety or Reclamation bonds issued for the account of any Company in the ordinary course of business, or any similar financial assurance obligations under Environmental Laws or worker’s compensation laws or with respect to self-insurance obligations, including guarantees or obligations of any Company with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed); provided that such Indebtedness is not secured by any Lien other than a Lien described in Section 6.02(t);

(e) Sections 6.10(a) and (b) of the Credit Agreement are deleted in their entirety and replaced with the following:

(a) Maximum Leverage Ratio. Permit the Leverage Ratio, at any date during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Period	Leverage Ratio
January 1, 2007 to March 31, 2007	3.75 to 1.0
April 1, 2007 to September 30, 2007	4.00 to 1.0
October 1, 2007 to December 31, 2007	4.25 to 1.0
January 1, 2008 to March 31, 2008	4.50 to 1.0
April 1, 2008 to June 30, 2008	4.00 to 1.0
July 1, 2008 to September 30, 2008	3.50 to 1.0
October 1, 2008 to December 31, 2008	3.00 to 1.0
January 1, 2009 and thereafter	2.75 to 1.0

(b) Minimum Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, at the last day of any Test Period during the periods set forth table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio
January 1, 2007 to March 31, 2007	3.00 to 1.0
April 1, 2007 to September 30, 2007	2.75 to 1.0
October 1, 2007 to March 31, 2008	2.25 to 1.0
April 1, 2008 to June 30, 2008	2.50 to 1.0
July 1, 2008 to September 30, 2008	2.75 to 1.0
October 1, 2008 to December 31, 2008	3.50 to 1.0
January 1, 2009 and thereafter	4.00 to 1.0

(f) The table in Section 6.10(d) of the Credit Agreement is deleted in its entirety and replaced with the following:

Period	Amount (in millions)
January 1, 2007 to December 31, 2007	$175,000,000
January 1, 2008 to December 31, 2008	$200,000,000
January 1, 2009 to December 31, 2009	$200,000,000
January 1, 2010 to December 31, 2010	$200,000,000
January 1, 2011 to December 31, 2011	$100,000,000

(g) Clause (z) of the proviso in Section 6.10(d) is deleted in its entirety and replaced with the following:

(z) the amount set forth in the table above for any period may be increased by an amount equal to (A) 50% of (B) the amount of (1) any Indebtedness incurred under Section 6.01(n) and/or Section 6.01(o) which a Responsible Officer of the Borrower has certified to the Administrative Agent will be used prior to the Revolving Maturity Date to finance Capital Expenditures and (2) any Equity Interests issued under Section 6.13 which a Responsible Officer of the Borrower has certified to the Administrative Agent will be used prior to the Revolving Maturity Date to finance Capital Expenditures, so long as the aggregate increase in Capital Expenditures permitted by this proviso since the First Amendment Effective Date does not exceed $250.0 million.

(h) The table entitled “Applicable Margin for Revolving Loans, Swingline Loans and LC Participation Fee” in Annex 1 of the Credit Agreement is deleted in its entirety and replaced with the following:

	Revolving Loans and Swingline Loans (and LC Participation Fee)
Leverage Ratio*	Eurodollar	ABR
Level I ≥3.75:1.0	3.00%	2.00%

Level II** <3.75:1.0 but ≥2.50:1.0	2.75%	1.75%

Level III <2.50:1.0 but >2.00:1.0	2.50%	1.50%

Level IV ≤2.00:1.0	2.25%	1.25%

(i) A new footnote “**” is inserted in Annex 1 of the Credit Agreement as follows: “** Note: As of the First Amendment Effective Date, the Applicable Margin shall be set at Level II and shall be adjusted, if applicable, starting April 1, 2007.”

(j) The table entitled “Applicable Fee” in Annex 1 of the Credit Agreement is deleted in its entirety and replaced with the following:

Leverage Ratio*	Applicable Fee (at any time when the Revolving Exposure is ≥$162,500,000)	Applicable Fee (at any time when the Revolving Exposure is <$162,500,000)
Level I >2.00:1.0	0.50%	0.625%

Level II ≤2.00:1.0	0.375%	0.50%

ARTICLE II.

CONDITIONS TO EFFECTIVENESS

Section 2.01 Conditions to Consent and Certain Amendments. The effectiveness of the amendments contained in Article I of this First Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “First Amendment Effective Date”).

(a) Fees.

(i) The Arrangers and the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Latham & Watkins LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

(ii) The Administrative Agent shall have received, for the benefit of each Lender whose signature page to this First Amendment has been received, no later than the date on which each of the other conditions in this Section 2.01 are satisfied, a fee equal to 0.25% of the aggregate Revolving Commitments, as of the First Amendment Effective Date, of each such Lender, which such fee shall be allocated pro rata among such Lenders.

(b) Loan Documents. All legal matters incident to this First Amendment and the transactions contemplated hereby and the other Loan Documents shall be satisfactory to the Lenders and to the Administrative Agent and there shall have been delivered to the Administrative Agent an executed counterpart of each of the Loan Documents required to be executed and delivered on the First Amendment Effective Date, including but not limited to, (i) this First Amendment and (ii) the consent of the Guarantors attached hereto as Exhibit A executed by each of the Guarantors (including any persons becoming Guarantors on the date hereof).

(c) Officers’ Certificate. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the vice president and the chief financial officer of Borrower or such other person reasonably acceptable to the Administrative Agent, confirming compliance with the conditions precedent set forth in this Section 2.01 hereof and Sections 4.02(b), (c) and (d) of the Credit Agreement.

(d) Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents, the Arrangers, the Lenders and the Issuing Bank, a favorable written opinion of Jones Day, special counsel for the Loan Parties, reasonably satisfactory in form and substance to the Administrative Agent, dated the First Amendment Effective Date, addressed to the Agents, the Issuing Bank and the Lenders and covering such matters relating to the transactions contemplated by this First Amendment as the Administrative Agent shall reasonably request.

(e) Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit N to the Credit Agreement, dated the First Amendment Effective Date and signed by the chief financial officer of Borrower or such other person reasonably acceptable to the Administrative Agent.

(f) Real Property Requirements. Within the 30-day period following the First Effective Amendment Date, the Collateral Agent shall have received:

(i) evidence that with respect to each Mortgaged Property of each Loan Party, each Company shall have made all modifications, registrations and filings, to the extent required by, and in accordance with, all Requirements of Law (the “Mortgage Modifications”) in order to maintain a perfected security interest in such Mortgaged Property; and

(ii) local counsel opinions regarding the enforceability of the Mortgage Modifications, in each case (A) dated the First Amendment Effective Date, (B) addressed to the Agents, the Issuing Bank and the Lenders and (C) otherwise in form and substance reasonably acceptable to the Administrative Agent.

(g) Representations and Warranties; No Default. (i) Each of the representations and warranties contained in Article III of the Credit Agreement shall be true and correct in all material respects as of the First Amendment Effective Date, except that any representation and warranty that is qualified as to “Materiality” or “Material Adverse Effect” shall be true and correct in all respects as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date and (ii) both before and after giving effect to this First Amendment, no event shall have occurred and be continuing that constitutes a Default or an Event of Default.

ARTICLE III.

MISCELLANEOUS

Section 3.01 Execution of this First Amendment; Authorization.

This First Amendment is executed and shall be construed as an amendment to the Credit Agreement and forms a part of the Credit Agreement to the extent applicable thereto.

Section 3.02 Representations and Warranties.

Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a) Authority; Enforceability. (i) All consents, approvals and authorizations necessary for Borrower’s and Guarantors’ execution, delivery and performance of this First Amendment and the Consent of Guarantors have been obtained or made and (ii) this First Amendment and the Consent of Guarantors have been duly executed and delivered by Borrower and Guarantors and constitute the legal, valid and binding obligations of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law

(b) No Conflict. Neither the execution and delivery of this First Amendment, the Consent of Guarantors nor any other agreement or instrument contemplated hereby nor the performance of, and compliance with the terms and provisions of, this First Amendment, the Consent of Guarantors or any such other agreement or instrument by any Loan Party will, at the time of such performance, (i) violate or conflict with any provision of such Loan Party’s articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party, (ii) violate, contravene or materially conflict with any Requirements of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to such Loan Party, except for any violation, contravention or conflict which would not reasonably be expected to have a Material Adverse Effect, (iii) (A) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (B) violate, contravene or conflict with the contractual provisions of, or cause an event of default under any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which such Loan Party is a party or by which such Loan Party may be bound, except for any violation, contravention, conflict or default that would not reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to such Loan Party’s properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other person is required in connection with the performance of and compliance with the terms and provisions of this First Amendment, the Consent of Guarantors or any other agreement or instrument contemplated hereby.

(c) Representations and Warranties in Credit Agreement. Each of the representations and warranties contained in Article III of the Credit Agreement is true and correct in all material respects, except that any representation and warranty that is qualified as to “Materiality” or “Material Adverse Effect” shall be true and correct in all respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(d) No Default. Both before and after giving effect to this First Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

Section 3.03 No Waiver.

Except as specifically modified pursuant to the terms of this First Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this First Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising.

Section 3.04 Counterparts; Integration; Effectiveness.

This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This First Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This First Amendment shall become effective when it shall have been executed by each of Borrower and each of the requisite Lenders, and thereafter shall be binding upon and inure to the benefit of the parties to the Credit Agreement and, subject to and in accordance with Section 11.04 of the Credit Agreement, their respective successors and assigns; provided that the effectiveness of the consent, waiver and amendments contained herein is conditioned upon the satisfaction of the applicable conditions set forth in Article II of this First Amendment. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this First Amendment.

Section 3.05 Severability.

Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 3.06 GOVERNING LAW.

THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 3.07 Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ICG, LLC, as Borrower

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Chief Financial Officer

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT]

UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

EXHIBIT A

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of Borrower under the Credit Agreement and hereby (a) consents to the foregoing First Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing First Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Credit Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the First Amendment to which this Consent of Guarantors is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of January 31, 2007.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Senior Vice President, General Counsel and Secretary

ANKER COAL GROUP, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ANKER GROUP, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ANKER POWER SERVICES, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

BRONCO MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

COALQUEST DEVELOPMENT LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Vice President and Secretary

HAWTHORNE COAL COMPANY, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Vice President and Secretary

HEATHER GLEN RESOURCES, INC.

By:	/s/ J.C. Wilkinson
Name:	J.C. Wilkinson
Title:	Secretary

HUNTER RIDGE COAL COMPANY

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG ADDCAR SYSTEMS, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG BECKLEY, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG EAST KENTUCKY, LLC

By:	/s/ David G. Hammond
Name:	David G. Hammond
Title:	Assistant Secretary

ICG EASTERN, LLC

By:	/s/ J.C. Wilkinson
Name:	J.C. Wilkinson
Title:	Secretary

ICG EASTERN LAND, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG HAZARD, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Assistant Secretary

ICG HAZARD LAND, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG ILLINOIS, LLC

By:	/s/ David G. Hammond
Name:	David G. Hammond
Title:	Assistant Secretary

ICG, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Senior Vice President, General Counsel and Secretary

ICG KNOTT COUNTY, LLC

By:	/s/ David G. Hammond
Name:	David G. Hammond
Title:	Assistant Secretary

ICG NATURAL RESOURCES, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG TYGART VALLEY, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

JULIANA MINING COMPANY, INC.

By:	/s/ J.C. Wilkinson
Name:	J.C. Wilkinson
Title:	Secretary

KING KNOB COAL CO., INC.

By:	/s/ J.C. Wilkinson
Name:	J.C. Wilkinson
Title:	Secretary

MARINE COAL SALES COMPANY

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

MELROSE COAL COMPANY, INC.

By:	/s/ David G. Hammond
Name:	David G. Hammond
Title:	Secretary

NEW ALLEGHENY LAND HOLDING COMPANY, INC.

By:	/s/ David G. Hammond
Name:	David G. Hammond
Title:	Secretary

PATRIOT MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

SIMBA GROUP, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

UPSHUR PROPERTY, INC.

By:	/s/ J.C. Wilkinson
Name:	J.C. Wilkinson
Title:	Secretary

VANTRANS, INC.

By:	/s/ J.C. Wilkinson
Name:	J.C. Wilkinson
Title:	Secretary

VINDEX ENERGY CORPORATION

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

WHITE WOLF ENERGY, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Vice President and Secretary

WOLF RUN MINING COMPANY

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary